

May 2020

Rollup Strategy

GENERAL CANNABIS
SUCCEED HERE™

Forward-looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include the following statements: statements regarding our foundation, stability, and expertise providing unmatched leverage to identify, assess, and take advantage of new business opportunities; statements that General Cannabis is uniquely well-positioned to capitalize on the Colorado cannabis market; statements that General Cannabis' Suitability Approval speaks to the strength of the company and its relationship with MED and enables General Cannabis to execute on its rollup strategy; statements regarding General Cannabis' roll-up strategy; statements regarding Next Big Crop's operational efficiencies and tax assets permitting General Cannabis to retain significantly more cash flow from each initial acquisition; General Cannabis' anticipation of technological efficiencies in management in connection with acquisitions; statements regarding purchases being made in cash and stock; and statements regarding General Cannabis' cultivation strategy. Any statements that are not statements of historical fact, such as the statements described above, should be considered forward-looking statements. Some of these statements may be identified by the use of the words "may," "will," "believes," "plans," "anticipates," "expects" and similar expressions. General Cannabis has based these forward-looking statements on current expectations and projections about future events as of the date of this presentation. These forward-looking statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, those factors described from time to time in General Cannabis's most recent Annual Report on Form 10-K and most recent Quarterly Reports on Form 10-Q under the heading "Risk Factors" and in subsequent filings with the Securities and Exchange Commission. General Cannabis undertakes no duty to update any forward-looking statements made herein.

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WHO IS GENERAL CANNABIS?

General Cannabis Corp. is a publicly traded company (OTCQX: CANN) that provides the highest quality products and services to the regulated cannabis industry. The company is a trusted partner to cultivators, producers, patients and customers. Our Next Big Crop subsidiary has designed, built out and operated over 100 cultivation facilities across the country.

Our foundation, stability, and expertise provide unmatched leverage for us to identify, assess, and take advantage of the new business opportunities that PUBCO has created in the Colorado market.

COLORADO HOUSE BILL 1090 - PUBCO

Prior to the June 2019 passage of House Bill 1090 (known as "PUBCO"), Colorado had one of the most restrictive environments in the country for investment in licensed cannabis producers and operators. With the implementation of PUBCO, publicly traded companies are now allowed to own and operate licensed cannabis businesses for the first time.

"We already grow the second-best flower in the country for our clients, now we will do it for ourselves"

This is a significant turning point in the Colorado cannabis market, leading to substantial consolidation—a dynamic that General Cannabis is uniquely well-positioned to capitalize on.

TIMELINE

2018
Bill was initially passed in the state legislature but blocked by then-governor John Hickenlooper

2019
Newly elected governor Jared Polis signed bill into law with a pro-industry stance

NOVEMBER 2019
Regulations finalized

2020
Public companies allowed to own licensed cannabis assets

May 2020
General Cannabis receives Suitability Approval from MED

Suitability Approval

- The Colorado Marijuana Enforcement Division ("MED") must approve all potential buyers or acquirors of licensed cannabis facilities by granting a "Suitability Approval"

- General Cannabis received its Suitability Approval from the MED on May 1, 2020, becoming one of the only public companies to receive such approval

- This Suitability Approval positions General Cannabis to move forward with announced and future acquisitions

Our 2020+ Strategy:
Executing a Rollup Strategy in Mature Markets

Creating "2nd Mover Advantage" with:

- Experienced team
- Tailored investment thesis
- Cherry-picked target acquisitions
- No legacy issues
- Public company with substantial upside potential

And Creating Shareholder Value by:

- Focusing on mature markets, starting in Colorado
- Acquire assets at attractive valuations and in a capital efficient manner
- Implement our team's best practices, improve performance and add value


RANKED
50 BEST
COMPANIES TO WORK
FOR IN CANNABIS
mg

WHY GENERAL CANNABIS?

1 + 1 = 3

Day 1 operational efficiencies and our tax assets will permit CANN to retain significantly more cash flow from each initial acquisition

- Cultivation expertise - NBC provides expertise on improving yields and production
- Low-hanging fruit - Immediate corporate efficiencies and CANN level integration of SG&A
- Oversight, support, growth - We anticipate technological efficiencies in management
- Tax assets - To be used to improve free cash flow

COLORADO CREDIBILITY

- Our employees and subsidiaries are known widely in Colorado
- A 2018 mg Magazine *50 Best Companies to Work for in Cannabis* – We treat our employees exceptionally well in an industry that is not well-known for doing so. All new employees from acquisitions immediately get stock options and the CANN benefit package of health insurance, 401k, and other industry leading-benefits

PURCHASES WILL BE MADE WITH CASH + STOCK – ALIGNING OUR INTERESTS FOR SUCCESS

WHY COLORADO RETAIL?

We are Colorado NATIVES, we have been waiting for PUBCO, and we are ready to capitalize.
We are "Asset Light" and can build a portfolio using a disciplined real-world analysis to acquisitions.

SINGLE STORE OPERATOR – D E N V E R



Thornton
Westminster
Arvada
Wheat Ridge
Commerce
Aurora
Lakewood
Englewood
Littleton
Centennial
Denver International Airport
Rocky Mountain Arsenal National
Cherry Creek State Park

- **DENSE POPULATION OF DISPENSARIES**
  - Ease of service using a 'route-business' model
  - Opportunities for consolidation – Buy or Be Bought
    - 550 recreational licenses to be consolidated
- **MATURE MARKET** (5+ years of same store sales)
  - Well-regulated and evolved regulations
  - Shift towards a revenue and EBITDA based acquisition model instead of a venture capital model
- **REASONABLY PRICED ASSETS**
  - Transaction multiples are adjusting to current market
  - Transaction multiples are lower than in other states

OUR CULTIVATION STRATEGY

SINGLE STORE OPERATOR – COLORADO


National Forest
Pawnee National Grassland
COLORADO
Uncompahgre National Forest
Rio Grande National Forest
San Juan National Forest
Farmington

- **CULTIVATION ACQUISITION STRATEGY**
  - We will be a leading low-cost producer of premium cannabis in Colorado
  - We are "asset light" and can apply a disciplined underwriting capability to the market
- **WE HAVE EXTENSIVE RESEARCH ON THE MARKET AND ITS PARTICIPANTS**
  - We understand the cost of cannabis production in all environments and in all types of operations
- **WE ACQUIRE OPERATORS WITH INDOOR CULTIVATION FACILITIES TO SUPPORT RETAIL EXPANSION WHEN APPROPRIATE**

IN 2020, WE WILL INTEGRATE OUR COLORADO ACQUISITIONS

- **We bring operational expertise, with a focus on increasing revenue and lowering costs at all acquired assets**
  - Our subsidiary Next Big Crop allows us to optimize cultivation assets and increase flower yield and quality
  - Our retail team focuses on improvements in the in-store experience and on reducing store level costs
  - Our technological knowhow should improve financial performance at acquired companies
- **We are bringing CANN level SG&A expense reduction to each acquisition**
  - Our team has substantial experience in the integration of acquisitions
  - We seek low hanging fruit to make "Day 1" improvements
- **All acquisitions are integrated onto our ERP**

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

nextbigcrop.com

Delivering business confidence and entrepreneurial expertise from seed through sale, Next Big Crop offers unparalleled management and consulting services in an industry that has traditionally lacked sound operational and quality standards. We partner with cannabis businesses to deploy proven solutions for every phase of medical and adult-use cannabis business operations—from licensure, design, and construction, to the cultivation, manufacture, and sale of medical-grade cannabis product.





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EXCELLENCE IS THE STANDARD

GENERAL CANNABIS

OTCQX : CANN

THANK YOU

6565 E. Evans Avenue
Denver, CO 80224

303.759.1300

www.generalcann.com
info@generalcann.com